UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2009

SOUTHERN COPPER CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	File No. 1-14066	13-3849074
State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

11811 North Tatum Blvd., Suite 2500, Phoenix, AZ 85028
(Address and zip code of principal executive offices)

(602) 494-5328
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 - Changes in Registrant's Certifying Accountant

On March 20, 2009 the Audit Committee of the Board of Directors of Southern Copper Corporation (the “Company”) approved the selection of Galaz, Yamazaki, Ruiz Urquiza, S.C. member of Deloitte Touche Tohmatsu as independent auditors for 2009.  On the same date the Audit Committee dismissed PricewaterhouseCoopers, S. C. (“PwC"). The dismissal of PwC followed the decision of the Company to seek proposals from independent auditing firms to audit the financial statements of the Company. The appointment of Galaz, Yamazaki, Ruiz Urquiza, S.C. member of Deloitte Touche Tohmatsu is subject to shareholder ratification at the Company's 2009 Annual Meeting of Shareholders on April 30, 2009. In order to ensure an orderly transition of auditors, the Company intends to continue to use PwC for certain services during 2009 as determined to be necessary.

During the two most recent fiscal years and through March 20, 2009 there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its report on the financial statements of the Company for such time years.  Also, during those time periods, there have been no “reportable events,” as such term is used in Item 304(a)(1)(v) of Regulation S-K.

PwC’s reports on the financial statements of the Company for the past two years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided PwC a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  PwC has provided the Company with a letter, addressed to the Commission, which is filed as exhibit 16 to this Current Report on Form 8-K.

During the Company's two most recent fiscal years ended December 31, 2008, and the subsequent interim period through March 20, 2009 the Company did not consult with Galaz, Yamazaki, Ruiz Urquiza, S.C. member of Deloitte Touche Tohmatsu regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K

ITEM 9.01 – Financial Statements and Exhibits

(d)	Exhibits:

16.	Letter from PricewaterhouseCoopers S.C. to the Securities and Exchange Commission, dated March 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Armando Ortega Gómez
Name:	Armando Ortega Gómez
Title:	Vice President, Legal, General Counsel, and Secretary

Date: March 26, 2009.

INDEX TO EXHIBITS

Exhibits:

16.	Letter from PricewaterhouseCoopers S.C. to the Securities and Exchange Commission, dated March 26, 2009.